UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2025

Alector, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38792	82-2933343
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 Oyster Point Blvd. Suite 600
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 231-5660

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALEC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2025, Dr. Marc Grasso gave notice of his decision to resign from his position as Chief Financial Officer of Alector, Inc. (“Alector”) in order to pursue other opportunities. His resignation will be effective on June 20, 2025. Dr. Grasso has served as Alector’s Chief Financial Officer since February 2022, and Alector extends its gratitude to Dr. Grasso for his years of service and contributions to Alector.

Effective upon Dr. Grasso’s resignation, Neil Berkley will be Chief Business Officer and Interim Chief Financial Officer, serving as the principal financial officer of Alector, and Grace Wong-Sarad will be the Vice President, Accounting, serving as the principal accounting officer of Alector.

Mr. Berkley, age 51, first joined Alector as Chief Business Officer in March of 2024. Mr. Berkley brings over two decades of experience in corporate development and business development across pharma and biotech. Before joining Alector, from November 2022 to March 2024, Mr. Berkley was Chief Corporate Development Officer at Juvena Therapeutics Inc., a private biotech company focused on metabolic and muscle diseases. From July 2021 to July 2022, Mr. Berkley was Chief Business Officer at AbCellera Biologics, Inc., a public biotech company focused on discovering novel antibody therapeutics, and from April 2019 to July 2021, Mr. Berkley held roles of increasing responsibility, including Vice President and Head of Business Development, at Halozyme Therapeutics, Inc., a public biotech company focused on enabling drug delivery platforms. Earlier in his career, Mr. Berkley held various roles at Acadia Pharmaceuticals Inc., GSK, Cadence Pharmaceuticals Inc., and Mpex Pharmaceuticals Inc. Mr. Berkley holds a B.S. in Molecular Biology from UC San Diego, as well as an M.S. in Cellular and Molecular Biology and an MBA from San Diego State University.

Mr. Berkley’s annual compensation consists of a base salary of $455,000, and he is eligible to receive a performance bonus equal to 40% of his annual base salary. In connection with his appointment as the principal financial officer, Mr. Berkley will be eligible to receive a retention bonus in the amount of $91,000 payable in December 2025. Mr. Berkley is also entitled to receive other employee benefits generally available to all employees of Alector.

Ms. Wong-Sarad, age 51, first joined Alector in August of 2019 as Senior Director, Controller and was promoted to Vice President, Accounting in June of 2022. Prior to joining Alector, Ms. Wong-Sarad served as Corporate Controller at Achaogen, Inc., Vice President, Controller at Symic Bio, Senior Director, Corporate Controller at Hyperion Therapeutics, Inc., various positions including Senior Audit Manager at KPMG, LLP in both the United States and Thailand, and various positions including Associate Manager at Arthur Andersen LLP in Manila, Philippines (now Ernst & Young Philippines). Ms. Wong-Sarad holds a B.S. in Accountancy from San Pedro College of Business Administration in the Philippines.

Ms. Wong-Sarad’s annual compensation consists of a base salary of $343,636, which will increase to $363,636 as of June 30, 2025, and she is eligible to receive a performance bonus equal to 30% of her annual base salary. In connection with her appointment as principal accounting officer, Ms. Wong-Sarad will be eligible to receive a retention bonus in the amount of $54,545 payable in December 2025. Ms. Wong-Sarad is also entitled to receive other employee benefits generally available to all employees of Alector.

Mr. Berkley and Ms. Wong-Sarad each have previously entered into a change in control and severance agreement (with Tier 2 and Tier 3 benefits, respectively) and will enter into a standard form of indemnification agreement with Alector, each in the form as filed with the Securities and Exchange Commission on January 7, 2019 as Exhibits 10.12 and 10.1 to Registration Statement on Form S-1, respectively, each of which is incorporated herein by reference.

Neither Mr. Berkley nor Ms. Wong-Sarad has any family relationships that require disclosure pursuant to Item 401(d) of Regulation S-K or has been involved in any transactions that require disclosure pursuant to Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Berkley or Ms. Wong-Sarad and any other person pursuant to which either of them was appointed to their respective positions with Alector.

On June 13, 2025, Alector issued a press release announcing the appointment of Mr. Berkley as its Interim Chief Financial Officer. The press release is attached hereto as Exhibit 99.1. The information included in the press release in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 11, 2025, Alector held its 2025 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, Alector’s stockholders voted on three proposals, each of which is described in more detail in the definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 24, 2025. The following is a brief description of each matter voted on and the certified results, including the number of votes cast for and against each matter, and if applicable, the number of abstentions and broker non-votes with respect to each matter.

1. The Class I director nominees were elected to serve until Alector’s 2028 annual meeting of stockholders and until their successors are elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Vote
Arnon Rosenthal, Ph.D.	69,140,255	876,180	19,513,598
Paula Hammond, Ph.D.	62,643,296	7,373,139	19,513,598

2. Stockholders ratified the appointment of Ernst & Young LLP as Alector’s independent registered accounting firm for the fiscal year ending December 31, 2025. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote
88,933,030	84,974	512,029	0

3. Stockholders approved, on a non-binding advisory basis, the compensation of Alector’s named executive officers as disclosed in the proxy statement for the Annual Meeting, known as the Say-on-Pay vote. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote
68,738,538	1,141,227	136,670	19,513,598

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 13, 2025

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALECTOR, INC.

Date: June 13, 2025	By:	/s/ Arnon Rosenthal
Arnon Rosenthal, Ph.D. Co-founder and Chief Executive Officer